UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2019

FLEXSTEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

385 Bell St, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ⃞

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                  Effective September 20, 2019, the Board of Directors (the “Board”) of Flexsteel Industries, Inc. (the “Company”) appointed Charles R. Eitel and Matthew A. Kaness to the Board. Mr. Eitel and Mr. Kaness will serve as a Class III directors, which class will stand for election at the 2019 annual meeting of the shareholders.

Mr. Eitel and Mr. Kaness will participate in the Company’s non-executive director compensation program. Pursuant to this program, Mr. Eitel and Mr. Kaness will each receive: (i) an annual retainer of $40,000 for service as Board members, and (ii) quarterly stock grants with a value of $12,500, rounded to the nearest share, with no additional vesting requirements.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Eitel or Mr. Kaness had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

No arrangement or understanding exists between Mr. Eitel or Mr. Kaness and any other person pursuant to which either gentleman was appointed as a director of the Company.  At this time, neither Mr. Eitel nor Mr. Kaness have been appointed to any committees of the Board; however, upon such appointment the Company will file a Current Report on Form 8-K/A to disclose such a fact.

A copy of the press release dated September 25, 2019 announcing the appointment of Mr. Eitel and Mr. Kaness to the Board is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1           Press Release by Flexsteel Industries, Inc. dated September 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date: September 25, 2019	By:	/s/ Marcus D. Hamilton
Marcus D. Hamilton
Chief Financial Officer
Principal Financial and Accounting Officer